                                                                  EXHIBIT 10.15


                  AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT
                                      AND
                          CONSENT AND WAIVER OF RIGHT
                       TO PURCHASE ADDITIONAL SECURITIES

       This Amendment, Consent and Waiver ("Amendment, Consent and Waiver") is dated as of January 10, 1997 by and among Packaged Ice, Inc., a Texas corporation (the "Corporation"), and the persons whose signatures are set forth on the signature page hereof (the "Consenting Shareholders").

                              W I T N E S S E T H

       WHEREAS, the persons listed on Exhibit A attached hereto (the "Investors") purchased shares of the Corporation's $.01 par value common stock, (the "Common Stock") pursuant to a Stock Purchase Agreement dated as of September 20, 1995 (the "Stock Purchase Agreement"), which Stock Purchase Agreement is incorporated herein by reference; and

       WHEREAS, defined terms used herein shall have the meaning given to such terms in the Stock Purchase Agreement unless otherwise defined herein; and

       WHEREAS, Article 8 of the Stock Purchase Agreement grants the Investors the right of first refusal to purchase additional securities; and

       WHEREAS, on December 11, 1996 the Corporation issued promissory notes, bearing interest at a rate of 10% compounded monthly, convertible into Series B Convertible Preferred Stock of the Corporation to Norwest Equity Partners V, a Minnesota Limited Partnership, The Food Fund II Limited Partnership and Steven
P. Rosenberg in the aggregate amount of $750,000 (the "Notes"); and

       WHEREAS, the Corporation is desirous of issuing on or before May 31, 1997 at a price of not less than $6.07 per share an aggregate of up to 200,000 shares of Series B Convertible Preferred Stock with the powers, rights and preferences as are set forth in the Certificate of Resolution attached hereto as Exhibit B and incorporated herein by reference ("Series B Preferred Stock") to Norwest Equity Partners V, a Minnesota Limited Partnership, The Food Fund II Limited Partnership, and Steven P. Rosenberg, in exchange for cancellation of the Notes and forgiveness of accrued interest thereon and to other purchasers for cash (such issuance of the Notes, the shares of Series B Preferred Stock, and the subsequent issuance of shares of the Corporation's $.01 par value common stock upon conversion of the Series B Preferred Stock, shall hereinafter be referred to as the "Issuances"); and

       WHEREAS, the Consenting Shareholders are desirous of consenting to each Issuance and waiving their rights to purchase their Pro Rata Share of each Issuance.

       NOW, THEREFORE, in consideration of the mutual promises of the parties hereto and of the mutual benefits to be gained by the performance thereof, the parties hereto hereby agree as follows:

       1. Each of the undersigned Consenting Shareholders hereby waives his or her right to purchase his or her Pro Rata Share of each Issuance.

       2. Other than with respect to the Issuances, the parties agree that this Amendment, Consent and Waiver shall not be construed to be a consent and/or waiver of Article 8 of the Stock Purchase Agreement for any sale and purchase of any other New Securities.

       3. The Stock Purchase Agreement is hereby amended by amending and restating Section 8.2 thereof as follows:

              "8.2   Definition of New Securities.  "New Securities" shall mean any capital stock, any rights, options or warrants to purchase or subscribe for capital stock, and any securities or other instruments of any type whatsoever that are, or may become, convertible into or exchangeable for capital stock; provided, however, that "New Securities" shall not include (i) securities offered and sold by the Company pursuant to a Public Offering (as hereinafter defined); (ii) shares of the Company's Common Stock (or related options or rights) issued to the Company's employees and directors pursuant to a plan adopted by the Board of Directors; (iii) Common Stock issued by the Company upon the conversion of the Series A Preferred Stock or Series B Preferred Stock of the Company; and (iv) shares of the Company's capital stock issued in connection with any existing option or right listed on the Disclosure Schedule, stock split or stock dividend by the Company."

       4. The Stock Purchase Agreement is hereby amended by amending and restating Section 11.2 thereof as follows:

              "11.2  Modification and Waiver.

                     (a) No amendment or modification to this Agreement shall be made without the approval of the Company and the affirmative vote or written consent of the holders of two-thirds of the Securities issued pursuant to this Agreement.

                     (b) Approval, waiver and consent by the Investors hereunder shall require the affirmative vote or written consent of the holders of two-thirds of the Securities issued pursuant to this Agreement.

                     (c) Notwithstanding anything to the contrary herein contained, the fulfillment by the Company of a condition precedent to an Investor's obligation to purchase Securities hereunder my be waived from time to time by any such Investor by written consent to, or waiver of, any such condition."

              5. Except as expressly amended hereby, the Stock Purchase Agreement is hereby ratified and confirmed in every respect and shall remain in full force and effect in accordance with its terms.

              6. The amendment set forth herein shall be effective when executed by the Company and all the Investors holding the Securities issued under the Stock Purchase Agreement.

              7. This Amendment, Consent and Waiver shall be construed and enforced in accordance with the laws of the State of Texas.

              8. This Amendment, Consent and Waiver shall be effective as to each Shareholder who executes a counterpart of this Amendment, Consent and Waiver notwithstanding the failure of any other shareholder to execute this Amendment, Consent and Waiver.

              9. This Amendment, Consent and Waiver may be executed in one or more counterparts, all of which shall together constitute a single agreement. A facsimile of this Amendment, Consent and Waiver shall be deemed to be an original executed counterpart.

       Executed effective the day herein first written above.


                                           PACKAGED ICE, INC.


                                           By: ________________________________
                                                  JAMES F. STUART, PRESIDENT


                                           SHAREHOLDERS:

                                           ____________________________________
                                           (Signature)



                                           ____________________________________
                                           (Printed Name)


                                           ____________________________________
                                           (Title, if applicable)





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

                                    EXHIBIT A




====================================================================================
           INVESTORS' NAMES AND ADDRESSES                     SHARES OF COMMON STOCK
                                                               ISSUED UNDER STOCK
                                                               PURCHASE AGREEMENT
------------------------------------------------------------------------------------
  Erica Jesselson, Lucy Lang, Claire Strauss,                          50,000
  Michael G. Jesselson, Benjamin J. Jesselson
  Trustees UID 12/18/80 FBO Michael G. Jesselson
  1301 Avenue of the Americas
  Suite 4101
  New York, New York 10019
------------------------------------------------------------------------------------
  Erica Jesselson, Lucy Lang, Claire Strauss,                          50,000
  Michael G. Jesselson, Benjamin J. Jesselson
  Trustees
  UID 12/18/80 FBO Grandchildren
  1301 Avenue of the Americas
  Suite 4101
  New York, New York 10019
------------------------------------------------------------------------------------
  Steven P. Rosenberg                                                 100,000
  12124 Madeleine Circle
  Dallas, TX  75230
------------------------------------------------------------------------------------
  J. Brad Fillmore                                                     10,000
  ABS Plaza
  16855 Northchase Drive
  Houston, TX  77060-6008
------------------------------------------------------------------------------------
  Lancer Corporation                                                   45,000
  235 W. Turbo
  San Antonio, TX  78216
------------------------------------------------------------------------------------
  Southwest Texas Equipment                                            15,000
  Distributors, Inc.
  Attention:  Jack Lewis, III, President
  1120 E. Durango
  San Antonio, TX  78210
------------------------------------------------------------------------------------
  Jeff Hinson                                                           5,000
  Tichenor Media Systems
  100 Crescent Court, Suite 1777
  Dallas, Texas 75201
------------------------------------------------------------------------------------
  Alexander Cunningham Lasater                                          5,000
  Grupo Comercial Santa Fe
  Diego de Almagro #105 Pte.
  Col. Mirasierra
  San Pedro Garza Garcia, N.L.   C.P.  66240
====================================================================================

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